UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	April 19, 2006

HOMEBANC CORP.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067

(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification Number)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia		30319

(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code:		(404) 459-7400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

            On April 19, 2006, HomeBanc Corp. (the "Company") issued a press release providing preliminary operating statistics for the fiscal quarter ended March 31, 2006; announcing the declaration of dividends on shares of the Company's common stock and 10% Series A preferred stock; and announcing the date of its earnings release and investor call regarding financial results for the fiscal quarter ended March 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

            Pursuant to General Instruction F to Current Report on Form 8-K, the press release is attached to this Current Report as Exhibit 99.1 and only those portions of the press release related to the historical results of operations of the Company and its subsidiaries for the fiscal quarter and fiscal year ended December 31, 2005 are incorporated into this Item 2.02 by reference. The information contained in this Item 2.02, including the information set forth in the press release filed as Exhibit 99.1 to, and incorporated in, this Current Report, is being "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in Exhibit 99.1 furnished pursuant to this Item 2.02 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Item 7.01.	Regulation FD Disclosure.

            On April 19, 2006, HomeBanc Corp. (the "Company") issued a press release providing preliminary operating statistics for the fiscal quarter ended March 31, 2006; announcing the declaration of dividends on shares of the Company's common stock and 10% Series A preferred stock; and announcing the date of its earnings release and investor call regarding financial results for the fiscal quarter ended March 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

            Pursuant to General Instruction F to Current Report on Form 8-K, the press release is attached to this Current Report as Exhibit 99.1 and only those portions of the press release related to the historical results of operations of the Company and its subsidiaries for the fiscal quarter and fiscal year ended December 31, 2005 are incorporated into this Item 7.01 by reference. The information contained in this Item 7.01, including the information set forth in the press release filed as Exhibit 99.1 to, and incorporated in, this Current Report, is being "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in Exhibit 99.1 furnished pursuant to this Item 7.01 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act, or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release dated April 19, 2006.*

* As described in Items 2.01 and 7.01 above of this Current Report, this exhibit is "furnished and not "filed" with this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 20, 2006

HOMEBANC CORP.

		By:	/s/ ALANA L. GRIFFIN

		Name:	Alana L. Griffin
		Title:	Senior Vice President, Assistant General Counsel & Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated April 19 2006.*

* As described in Items 2.01 and 7.01 above of this Current Report, this exhibit is "furnished" and not "filed" with this Current Report.